Exhibit 99.1

RR DONNELLEY REPORTS FOURTH-QUARTER AND FULL-YEAR 2015 RESULTS AND ISSUES FULL-YEAR 2016 GUIDANCE

Chicago, February 25, 2016 – R.R. Donnelley & Sons Company (NASDAQ: RRD) today reported financial results for the fourth quarter and full year of 2015.

Highlights:

•	Fourth-quarter and full-year 2015 results favorable to or in line with previous guidance as detailed below:

	Previous Guidance	2015 Actual Results
Fourth-quarter net sales	$2.9 to $3.0 billion	$2.93 billion
Fourth-quarter non-GAAP adjusted EBITDA (1)	$325 to $330 million	$329.0 million
Fourth-quarter depreciation and amortization	$115 to $120 million	$112.5 million
Fourth-quarter interest expense	$65 to $70 million	$68.8 million
Fourth-quarter non-GAAP effective tax rate (2)	34% to 35%	31.8%
Fourth-quarter diluted share count	Approximately 211 million	210.4 million
Full-year capital expenditures	Approximately $225 million	$207.6 million
Full-year free cash flow(3)	$400 to $500 million	$444.4 million

(1)	GAAP net earnings attributable to RR Donnelley common shareholders was $71.0 million; see page 14 for a reconciliation of GAAP net earnings to Non-GAAP adjusted EBITDA
(2)	GAAP effective tax rate was 41.4%
(3)	Defined as operating cash flow less capital expenditures, which were $652.0 million and $207.6 million, respectively

•	Fourth-quarter net sales of $2.9 billion declined 4.4% from the fourth quarter of 2014; organic net sales declined 2.8% from the fourth quarter of 2014

•	Fourth-quarter GAAP net earnings attributable to common shareholders of $71.0 million, or $0.34 per diluted share, compared to GAAP net earnings attributable to common shareholders in the fourth quarter of 2014 of $19.5 million, or $0.10 per diluted share

•	Fourth-quarter non-GAAP net earnings attributable to common shareholders of $101.0 million, or $0.48 per diluted share, compared to non-GAAP net earnings attributable to common shareholders in the fourth quarter of 2014 of $105.8 million, or $0.52 per diluted share

•	Fourth-quarter non-GAAP adjusted EBITDA of $329.0 million, or 11.2% of net sales, compared to $326.9 million, or 10.7% of net sales, in the fourth quarter of 2014

•	Company issues full-year 2016 guidance

“Despite a challenging demand environment, our continued focus on managing costs resulted in a non-GAAP adjusted EBITDA margin of 11.2% in the quarter, a 50 basis point improvement from the same quarter last year,” said Thomas J. Quinlan III, RR Donnelley’s President and Chief Executive Officer. “For the full year, we achieved a non-GAAP adjusted EBITDA margin of 10.7%, flat to full-year 2014, and generated $444 million in free cash flow. These results enabled us to reduce year-end total debt by $179 million and decrease our gross leverage ratio to 2.8x, just above the top end of our targeted range of 2.25x to 2.75x.”

Quinlan continued, “As we begin 2016, we remain focused on operational excellence, while also preparing for the spin offs of LSC Communications and Donnelley Financial Solutions, which we expect to complete in October.”

RR DONNELLEY REPORTS FOURTH-QUARTER AND FULL-YEAR 2015 RESULTS AND ISSUES FULL-YEAR 2016 GUIDANCE

Net Sales

Net sales in the quarter were $2.9 billion, down $134.7 million, or 4.4%, from the fourth quarter of 2014. After adjusting for the impact of acquisitions and dispositions, as well as changes in foreign exchange rates and pass-through paper, organic sales decreased 2.8% from the fourth quarter of 2014, as increases in the International and Strategic Services segments only partially offset declines in the Variable Print and Publishing and Retail Services segments.

GAAP Earnings

Fourth-quarter 2015 net earnings attributable to common shareholders was $71.0 million, or $0.34 per diluted share, compared to net earnings attributable to common shareholders of $19.5 million, or $0.10 per diluted share, in the fourth quarter of 2014. The fourth-quarter net earnings attributable to common shareholders included pre-tax charges of $27.0 million and $143.6 million in 2015 and 2014, respectively, all of which are excluded from the presentation of non-GAAP net earnings attributable to common shareholders. Additional details regarding the amount and nature of these and other items are included in the attached schedules.

Non-GAAP Earnings

Non-GAAP adjusted EBITDA in the fourth quarter of 2015 was $329.0 million, compared to $326.9 million in the fourth quarter of 2014. Non-GAAP adjusted EBITDA margin in the fourth quarter of 2015 was 11.2%, or 50 basis points higher than in the fourth quarter of 2014, as productivity improvements and lower variable compensation expense more than offset price pressure and volume declines.

Non-GAAP net earnings attributable to common shareholders totaled $101.0 million, or $0.48 per diluted share, in the fourth quarter of 2015 compared to $105.8 million, or $0.52 per diluted share, in the fourth quarter of 2014. Reconciliations of net earnings attributable to common shareholders to non-GAAP adjusted EBITDA and non-GAAP net earnings attributable to common shareholders are presented in the attached schedules.

2016 Guidance

The Company provides the following full-year guidance for 2016, which excludes the impact of the previously announced pending spin-off transactions:

	2016 Guidance	2015 Actual Results
Net sales	$11.3 to $11.5 billion	$11.3 billion
Non-GAAP adjusted EBITDA margin	10.4% to 10.6%	10.7%
Depreciation and amortization	$430 to $440 million	$454.0 million
Interest expense	$260 to $270 million	$276.0 million
Non-GAAP effective tax rate	34% to 35%	34.1%
Diluted share count	Approximately 211 million	206.8 million
Capital expenditures	$200 to $225 million	$207.6 million
Free cash flow(1)	$400 to $500 million	$444.4 million

(1)	Defined as operating cash flow less capital expenditures

Conference Call

RR Donnelley will host a conference call and simultaneous webcast to discuss its fourth-quarter results today, Thursday, February 25, at 10:00 a.m. Eastern Time (9:00 a.m. Central Time). The live webcast will be accessible on RR Donnelley’s web site: www.rrdonnelley.com. Individuals wishing to participate must register in advance at http://www.meetme.net/rrd. After registering,

RR DONNELLEY REPORTS FOURTH-QUARTER AND FULL-YEAR 2015 RESULTS AND ISSUES FULL-YEAR 2016 GUIDANCE

participants will receive dial-in numbers, a passcode, and a personal identification number (PIN) that is used to uniquely identify their presence and automatically join them into the audio conference. A webcast replay will be archived on the Company’s web site for 30 days after the call. In addition, a telephonic replay of the call will be available for seven days at 630.652.3042, passcode 7333941#.

About RR Donnelley

RR Donnelley (Nasdaq:RRD) helps organizations communicate more effectively by working to create, manage, produce, distribute and process content on behalf of our customers. The Company assists customers in developing and executing multichannel communication strategies that engage audiences, reduce costs, drive revenues and increase compliance. RR Donnelley’s innovative technologies enhance digital and print communications to deliver integrated messages across multiple media to highly targeted audiences at optimal times for clients in virtually every private and public sector. Strategically located operations provide local service and responsiveness while leveraging the economic, geographic and technological advantages of a global organization.

For more information, and for RR Donnelley’s Global Social Responsibility Report, visit the Company’s web site at http://www.rrdonnelley.com.

Contact Information

Investors:

Dave Gardella

SVP, Investor Relations

312.326.8155

david.a.gardella@rrd.com

Use of non-GAAP Information

This news release contains certain non-GAAP measures. The Company believes that these non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to these indicators. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Use of Forward-Looking Statements

This news release includes certain “forward-looking statements” within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of RR Donnelley and its expectations relating to future financial condition and performance. These statements include all of the items under the column labeled “2016 Guidance” in the table included under the “2016 Guidance” section. Statements that are not historical facts, including statements about RR Donnelley management’s beliefs and expectations, are forward-looking statements. Words such as “believes,” “anticipates,” “estimates,” “expects,” “intends,” “aims,” “potential,” “will,” “would,” “could,” “considered,” “likely,” “estimate” and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While RR Donnelley believes these expectations,

RR DONNELLEY REPORTS FOURTH-QUARTER AND FULL-YEAR 2015 RESULTS AND ISSUES FULL-YEAR 2016 GUIDANCE

assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond RR Donnelley’s control. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from RR Donnelley’s current expectations depending upon a number of factors affecting the business and risks associated with the performance of the business. These factors include such risks and uncertainties detailed in RRD’s periodic public filings with the SEC, including but not limited to those discussed under “Risk Factors” in RRD’s Form 10-K for the fiscal year ended December 31, 2014, those discussed under “Cautionary Statement” and “Other Information” in RRD’s quarterly Form 10-Q filings, and other filings with the SEC and in other investor communications of RRD from time to time. RR Donnelley does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

RR DONNELLEY REPORTS FOURTH-QUARTER AND FULL-YEAR 2015 RESULTS AND ISSUES FULL-YEAR 2016 GUIDANCE

R. R. Donnelley & Sons Company

Condensed Consolidated Balance Sheets

As of December 31, 2015 and December 31, 2014

(UNAUDITED)

(in millions, except per share data)

	December 31, 2015	December 31, 2014
Assets

Cash and cash equivalents	$389.6	$527.9
Receivables, less allowances for doubtful accounts	2,000.4	2,033.8
Inventories	592.0	586.2
Prepaid expenses and other current assets	119.7	225.4

Total Current Assets	3,101.7	3,373.3

Property, plant and equipment - net	1,448.1	1,515.5
Goodwill	1,743.6	1,706.6
Other intangible assets - net	438.0	423.7
Deferred income taxes	178.2	234.1
Other noncurrent assets	369.7	355.6

Total Assets	$7,279.3	$7,608.8

Liabilities

Accounts payable	$1,322.3	$1,296.6
Accrued liabilities	780.4	867.3
Short-term and current portion of long-term debt	234.6	203.4

Total Current Liabilities	2,337.3	2,367.3

Long-term debt	3,188.3	3,398.6
Pension liabilities	514.4	616.1
Other postretirement benefits plan liabilities	168.8	210.8
Other noncurrent liabilities	373.9	395.6

Total Liabilities	6,582.7	6,988.4

Equity

Common stock, $1.25 par value	333.7	323.7
Authorized shares: 500.0
Issued shares: 267.0 shares in 2015 (2014 - 259.0 shares)
Additional paid-in capital	3,164.3	3,041.5
Accumulated deficit	(620.6)	(559.1)
Accumulated other comprehensive loss	(793.2)	(773.6)
Treasury stock, at cost, 58.2 shares in 2015 (2014 - 59.2 shares)	(1,401.5)	(1,438.7)

Total RR Donnelley shareholders’ equity	682.7	593.8
Noncontrolling interests	13.9	26.6

Total Equity	696.6	620.4

Total Liabilities and Equity	$7,279.3	$7,608.8

RR DONNELLEY REPORTS FOURTH-QUARTER AND FULL-YEAR 2015 RESULTS AND ISSUES FULL-YEAR 2016 GUIDANCE

R. R. Donnelley & Sons Company

Condensed Consolidated Statements of Operations

For the Three and Twelve Months Ended December 31, 2015 and 2014

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended December 31,						For the Twelve Months Ended December 31,
	2 0 1 5 GAAP	ADJUSTMENTS TO NON- GAAP	2 0 1 5 NON- GAAP	2 0 1 4 GAAP	ADJUSTMENTS TO NON- GAAP	2 0 1 4 NON- GAAP	2 0 1 5 GAAP	ADJUSTMENTS TO NON- GAAP	2 0 1 5 NON- GAAP	2 0 1 4 GAAP	ADJUSTMENTS TO NON- GAAP	2 0 1 4 NON- GAAP
Total net sales	$2,934.6	$—	$2,934.6	$3,069.3	$—	$3,069.3	$11,256.8	$—	$11,256.8	$11,603.4	$—	$11,603.4

Total cost of sales (1)	2,286.0	(0.9)	2,285.1	2,401.7	—	2,401.7	8,792.8	(10.8)	8,782.0	9,052.8	(14.3)	9,038.5

Total gross profit (1)	648.6	0.9	649.5	667.6	—	667.6	2,464.0	10.8	2,474.8	2,550.6	14.3	2,564.9

Selling, general and administrative expenses (SG&A) (1)	327.6	(7.1)	320.5	436.8	(96.1)	340.7	1,300.0	(27.9)	1,272.1	1,427.0	(104.3)	1,322.7
Restructuring, impairment and other charges - net	17.7	(17.7)	—	45.8	(45.8)	—	122.6	(122.6)	—	133.7	(133.7)	—
Depreciation and amortization	112.5	—	112.5	117.0	—	117.0	454.0	—	454.0	474.0	—	474.0

Income from operations	190.8	25.7	216.5	68.0	141.9	209.9	587.4	161.3	748.7	515.9	252.3	768.2

Interest expense - net	68.8	—	68.8	69.1	—	69.1	276.0	—	276.0	282.1	—	282.1
Investment and other expense (income) - net	0.4	(1.3)	(0.9)	0.7	(1.7)	(1.0)	43.6	(46.2)	(2.6)	9.6	(13.2)	(3.6)
Loss on debt extinguishment	—	—	—	—	—	—	—	—	—	77.1	(77.1)	—

Earnings (loss) before income taxes	121.6	27.0	148.6	(1.8)	143.6	141.8	267.8	207.5	475.3	147.1	342.6	489.7

Income tax expense (benefit)	50.3	(3.0)	47.3	(25.4)	57.7	32.3	129.4	32.9	162.3	26.3	125.6	151.9

Net earnings	71.3	30.0	101.3	23.6	85.9	109.5	138.4	174.6	313.0	120.8	217.0	337.8

Less: Income (loss) attributable to noncontrolling interests	0.3	—	0.3	4.1	(0.4)	3.7	(12.7)	13.2	0.5	3.4	5.6	9.0

Net earnings attributable to RR Donnelley common shareholders	$71.0	$30.0	$101.0	$19.5	$86.3	$105.8	$151.1	$161.4	$312.5	$117.4	$211.4	$328.8

Net earnings per share attributable to RR Donnelley common shareholders:

Basic net earnings per share	$0.34		$0.48	$0.10		$0.53	$0.73		$1.52	$0.59		$1.66
Diluted net earnings per share	$0.34		$0.48	$0.10		$0.52	$0.73		$1.51	$0.59		$1.64
Weighted average common shares outstanding:
Basic	209.2		209.2	200.3		200.3	205.6		205.6	198.5		198.5
Diluted	210.4		210.4	201.8		201.8	206.8		206.8	200.0		200.0

Additional information:
Gross margin (1)	22.1%		22.1%	21.8%		21.8%	21.9%		22.0%	22.0%		22.1%
SG&A as a % of total net sales (1)	11.2%		10.9%	14.2%		11.1%	11.5%		11.3%	12.3%		11.4%
Operating margin	6.5%		7.4%	2.2%		6.8%	5.2%		6.7%	4.4%		6.6%
Effective tax rate	41.4%		31.8%	nm		22.8%	48.3%		34.1%	17.9%		31.0%

(1)	Exclusive of depreciation and amortization
nm	Not meaningful

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance. Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to this indicator. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

RR DONNELLEY REPORTS FOURTH-QUARTER AND FULL-YEAR 2015 RESULTS AND ISSUES FULL-YEAR 2016 GUIDANCE

R.R. Donnelley & Sons Company

Reconciliation of GAAP to Non-GAAP Measures

For the Three Months Ended December 31, 2015 and 2014

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended December 31, 2015						For the Three Months Ended December 31, 2014
	Gross Profit	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share
GAAP basis measures	$648.6	$327.6	$190.8	6.5%	$71.0	$0.34	$436.8	$68.0	2.2%	$19.5	$0.10

Non-GAAP adjustments:
Restructuring charges - net (1)	—	—	9.1	0.3%	15.2	0.07	—	7.3	0.2%	7.1	0.04
Impairment charges - net (2)	—	—	7.1	0.2%	9.4	0.04	—	37.0	1.3%	33.8	0.17
Other charges (3)	—	—	1.5	0.1%	1.6	0.01	—	1.5	0.0%	1.0	—
Spinoff-related transaction expenses (4)	—	(6.9)	6.9	0.3%	4.9	0.02	—	—	—	—	—
Acquisition-related expenses (5)	—	(0.2)	0.2	0.0%	0.3	0.00	(0.4)	0.4	0.0%	0.2	0.00
Purchase accounting inventory adjustment (6)	0.9	—	0.9	0.0%	0.2	0.00	—	—	—	—	—
Net loss on investments (7)	—	—	—	—	1.4	0.01	—	—	—	0.8	0.00
Pension settlement charges (8)	—	—	—	—	—	—	(95.7)	95.7	3.1%	58.4	0.29
Venezuela currency remeasurement (9)	—	—	—	—	—	—	—	—	—	0.2	0.00
Income tax adjustments (10)	—	—	—	—	(3.0)	(0.01)	—	—	—	(15.2)	(0.08)

Total Non-GAAP adjustments	0.9	(7.1)	25.7	0.9%	30.0	0.14	(96.1)	141.9	4.6%	86.3	0.42

Non-GAAP measures	$649.5	$320.5	$216.5	7.4%	$101.0	$0.48	$340.7	$209.9	6.8%	$105.8	$0.52

(1)	Restructuring charges - net: Operating results for the three months ended December 31, 2015 and 2014 were affected by the following restructuring charges:

	2015	2014
Employee termination costs (a)	$4.5	$2.5
Other restructuring charges (b)	4.6	4.8

Total restructuring charges - net	$9.1	$7.3

(a)	For the three months ended December 31, 2015, employee termination costs primarily related to one facility closure in the Publishing and Retail Services segment and the reorganization of certain operations. For the three months ended December 31, 2014, employee termination costs resulted from the reorganization of certain operations.
(b)	Includes lease termination and other facility costs, including charges related to multi-employer pension plan withdrawal obligations as a result of facility closures.

(2)	Impairment charges - net: Operating results for the three months ended December 31, 2015 and 2014 were affected by the following impairment charges:

	2015	2014
Goodwill impairment charges (a)	$—	$18.1
Intangible asset impairment charges (b)	9.6	14.0

Total goodwill and intangible asset impairment charges	9.6	32.1
Other long-lived asset impairment charges	(2.5)	4.9

Total impairment charges - net	$7.1	$37.0

(a)	Non-cash charge of $18.1 million to recognize the impairment of goodwill in the magazines, catalogs and retail inserts reporting unit within the Publishing and Retail Services segment for the three months ended December 31, 2014.
(b)	Impairment charges during the three months ended December 31, 2015 were primarily due to non-cash impairment charges of $9.2 million related to certain acquired customer relationship intangible assets in the labels reporting unit within the Variable Print segment. Impairment charges during the three months ended December 31, 2014 were primarily due to non-cash impairment charges of $7.8 million, $4.1 million and $1.7 million related to the impairment of acquired customer relationship intangible assets in the Canada reporting unit within the International segment, the commercial and digital print reporting unit within the Variable Print segment and the financial reporting unit within the Strategic Services segment, respectively.

(3)	Other charges: Recognition of charges related to the Company’s multi-employer pension plan withdrawal obligations unrelated to facility closures.
(4)	Spinoff-related transaction expenses: Included pre-tax charges of $6.9 million ($4.9 million after-tax) related to consulting, tax advice, legal and other expenses for the three months ended December 31, 2015 associated with the proposed spinoff transactions.
(5)	Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.
(6)	Purchase accounting inventory adjustment: Included pre-tax charges of $0.9 million ($0.2 million after-tax) for the three months ended December 31, 2015 as a result of an inventory purchase accounting adjustment for Courier Corporation (“Courier”).
(7)	Net loss on investment: Included a loss for the impairment of equity investments during both the three months ended December 31, 2015 and December 31, 2014.
(8)	Pension settlement charges: Included pre-tax charges of $95.7 million ($58.4 million after-tax) for the three months ended December 31, 2014, related to lump-sum pension settlement payments.
(9)	Venezuela currency remeasurement: Currency remeasurement in Venezuela resulted in an after-tax loss of $0.2 million for the three months ended December 31, 2014.
(10)	Income tax adjustments: The three months ended December 31, 2015 included a $3.0 million income tax reduction, in the International segment, to the reserve established in the third quarter of 2015 related to the receipt of a court decision. For the three months ended December 31, 2014, income tax adjustments included a tax benefit related to the decline in value of an entity within the Strategic Services segment of $15.2 million.

RR DONNELLEY REPORTS FOURTH-QUARTER AND FULL-YEAR 2015 RESULTS AND ISSUES FULL-YEAR 2016 GUIDANCE

R.R. Donnelley & Sons Company

Reconciliation of GAAP to Non-GAAP Measures

For the Twelve Months Ended December 31, 2015 and 2014

(UNAUDITED)

(in millions, except per share data)

	For the Twelve Months Ended December 31, 2015						For the Twelve Months Ended December 31, 2014
	Gross Profit	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share	Gross profit	SG&A	Income from operations	Operating margin	Net earnings attributable to common shareholders	Net earnings attributable to common shareholders per diluted share
GAAP basis measures	$2,464.0	$1,300.0	$587.4	5.2%	$151.1	$0.73	$2,550.6	$1,427.0	$515.9	4.4%	$117.4	$0.59

Non-GAAP adjustments:
Restructuring charges - net (1)	—	—	61.9	0.6%	45.7	0.22	—	—	51.1	0.5%	34.6	0.17
Impairment charges - net (2)	—	—	36.1	0.3%	30.9	0.15	—	—	47.1	0.4%	40.4	0.20
Other charges (3)	—	—	24.6	0.2%	14.9	0.07	—	—	35.5	0.3%	22.0	0.11
Spinoff-related transaction expenses (4)	—	(13.6)	13.6	0.1%	9.3	0.04	—	—	—	—	—	—
Acquisition-related expenses (5)	—	(14.3)	14.3	0.2%	13.7	0.07	—	(8.6)	8.6	0.1%	6.9	0.04
Purchase accounting inventory adjustments (6)	10.8	—	10.8	0.1%	6.6	0.03	14.3	—	14.3	0.1%	9.1	0.05
Venezuela currency remeasurement (7)	—	—	—	—	17.0	0.08	—	—	—	—	8.2	0.04
Net loss (gain) on disposal of businesses (8)	—	—	—	—	15.7	0.08	—	—	—	—	(6.4)	(0.03)
Net loss (gain) on investments (9)	—	—	—	—	1.6	0.01	—	—	—	—	(1.1)	(0.01)
Pension settlement charges (10)	—	—	—	—	—	—	—	(95.7)	95.7	0.8%	58.4	0.29
Loss on debt extinguishment (11)	—	—	—	—	—	—	—	—	—	—	49.8	0.25
Loss on bankruptcy of subsidiary (12)	—	—	—	—	—	—	—	—	—	—	14.2	0.07
Gain on bargain purchase (13)	—	—	—	—	—	—	—	—	—	—	(9.5)	(0.05)
Income tax adjustments (14)	—	—	—	—	6.0	0.03	—	—	—	—	(15.2)	(0.08)

Total Non-GAAP adjustments	10.8	(27.9)	161.3	1.5%	161.4	0.78	14.3	(104.3)	252.3	2.2%	211.4	1.05

Non-GAAP measures	$2,474.8	$1,272.1	$748.7	6.7%	$312.5	$1.51	$2,564.9	$1,322.7	$768.2	6.6%	$328.8	$1.64

(1)	Restructuring charges - net: Operating results for the year ended December 31, 2015 and 2014 were affected by the following restructuring charges:

	2015	2014
Employee termination costs (a)	$44.3	$30.3
Other restructuring charges (b)	17.6	20.8

Total restructuring charges - net	$61.9	$51.1

(a)	For the year ended December 31, 2015, employee termination costs primarily related to two facility closures in the International segment, one facility closure in the Variable Print segment, one facility closure in the Publishing and Retail Services segment and the reorganization of certain operations. For the year ended December 31, 2014, employee termination costs primarily resulted from the integration of Consolidated Graphics, Inc. (“Consolidated Graphics”), including the closure of seven Consolidated Graphics facilities as well as one additional facility closure within the Variable Print segment, one facility closure within the Publishing and Retail Services segment and the reorganization of certain operations.
(b)	Includes lease termination and other facility costs, including charges related to multi-employer pension plan withdrawal obligations related to facility closures.

(2)	Impairment charges - net: Operating results for the year ended December 31, 2015 and 2014 were affected by the following impairment charges:

	2015	2014
Goodwill impairment charges (a)	$18.0	$18.1
Intangible asset impairment charges (b)	11.9	15.0

Total goodwill and intangible asset impairment charges	29.9	33.1
Other long-lived asset impairment charges	6.2	14.0

Total impairment charges - net	$36.1	$47.1

(a)	Non-cash charges during the year ended December 31, 2015 of $13.7 million and $4.3 million to recognize the impairment of goodwill in the Europe and Latin America reporting units, respectively, both of which are within the International segment. Non-cash charge during the year ended December 31, 2014 of $18.1 million to recognize the impairment of goodwill in the magazines, catalogs and retail inserts reporting unit within the Publishing and Retail Services segment.
(b)	During the year ended December 31, 2015, the Company recorded non-cash charges of $11.9 million for the impairment of intangible assets, including $9.2 million and $2.2 million related to the impairment of certain acquired customer relationship intangible assets in the labels reporting unit within the Variable Print segment and the Latin America reporting unit within the International segment, respectively. During the year ended 2014, the Company recorded non-cash impairment charges of $7.8 million, $4.1 million and $1.7 million related to the impairment of acquired customer relationship intangible assets in the Canada reporting unit within the International segment, the commercial and digital print reporting unit within the Variable Print segment and the financial reporting unit within the Strategic Services segment, respectively. During the year ended December 31, 2014, the Company also recorded non-cash charges of $1.4 million related to the impairment of trade names in the commercial and digital print reporting unit within the Variable Print segment as a result of facility closures.

(3)	Other charges: Included recognition of integration charges for payments made to certain Courier employees upon the termination of Courier’s executive severance plan for the year ended December 31, 2015 and charges associated with the Company’s multi-employer withdrawal obligations unrelated to facility closures for the years ended December 31, 2015 and 2014.
(4)	Spinoff-related transaction expenses: Included pre-tax charges of $13.6 million ($9.3 million after-tax) related to consulting, tax advice, legal and other expenses for the year ended December 31, 2015 associated with the proposed spinoff transactions.
(5)	Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.
(6)	Purchase accounting inventory adjustments: Included pre-tax charges of $10.8 ($6.6 million after-tax) for the year ended December 31, 2015 as a result of inventory purchase accounting adjustments for Courier. For the year ended December 31, 2014, included pre-tax charges of $14.3 million ($9.1 million after-tax) as a result of inventory purchase accounting adjustments for Consolidated Graphics and Esselte Corporation (“Esselte”).
(7)	Venezuela currency remeasurement: Currency remeasurement in Venezuela and the related impact of the devaluation resulted in a pre-tax loss of $30.3 million ($27.5 million after-tax), for the year ended December 31, 2015, of which $10.5 million was included in loss attributable to noncontrolling interests. For the year ended December 31, 2014, currency remeasurement in Venezuela resulted in a pre-tax loss, net of foreign exchange gains, of $18.4 million ($13.8 million after-tax), of which $5.6 million was included in loss attributable to noncontrolling interests.
(8)	Net loss (gain) on disposal of businesses: Included a pre-tax loss of $15.7 million ($15.7 million after-tax) for the year ended December 31, 2015, primarily related to the disposal of the Venezuelan operating entity in the International segment. For the year ended December 31, 2014, these pre-tax charges included a pre-tax gain on the sale of Journalism Online, LLC (“JOL”) of $11.2 million ($6.9 million after-tax) offset by a pre-tax loss on the sale of Office Tiger Global Real Estate Service Inc. (“GRES”) in the International segment of $0.8 million ($0.5 million after-tax).
(9)	Net loss (gain) on investments: Included a pre-tax gain of $3.9 million ($2.4 million after-tax) resulting from the sale of one of the Company’s affordable housing investments, a pre-tax loss of $2.8 million ($2.8 million after-tax) resulting from the impairment of the Company’s investment in the Brazilian operations of Courier and a loss for the impairment of an equity investment during the year ended December 31, 2015. The year ended December 31, 2014 included a pre-tax gain of $3.0 million ($1.9 million after-tax) resulting from the sale of the Company’s shares of a previously impaired equity investment offset by a pre-tax loss of $1.3 million ($0.8 million after-tax) from the impairment of an equity investment.
(10)	Pension settlement charges: Included pre-tax charges of $95.7 million ($58.4 million after-tax) for the year ended December 31, 2014, related to lump-sum pension settlement payments.
(11)	Loss on debt extinguishment: Included a pre-tax loss of $77.1 million ($49.8 million after-tax) for the year ended December 31, 2014, related to the premiums paid, unamortized debt issuance costs and other expenses due to the repurchase of $211.1 million of the 8.25% senior notes due March 15, 2019, $100.0 million of the 7.25% senior notes due May 15, 2018 and $50.0 million of the 7.625% senior notes due June 15, 2020.
(12)	Loss on bankruptcy of subsidiary: Included a pre-tax loss of $16.4 million ($14.2 million after-tax) for the year ended December 31, 2014 as a result of the bankruptcy liquidation of RR Donnelley Argentina S.A. (“RRDA”), a subsidiary of RR Donnelley.
(13)	Gain on bargain purchase: Acquisition of Esselte resulted in a pre-tax gain of $9.5 million ($9.5 million after-tax) for the year ended December 31, 2014.
(14)	Income tax adjustments: For the year ended December 31, 2015, included tax expense of $6.0 million due to the receipt of an unfavorable court decision relating to payment of prior year taxes in the International segment. For the year ended December 31, 2014, income tax adjustments included a tax benefit related to the decline in value of an entity within the Strategic Services segment, of $15.2 million.

RR DONNELLEY REPORTS FOURTH-QUARTER AND FULL-YEAR 2015 RESULTS AND ISSUES FULL-YEAR 2016 GUIDANCE

R. R. Donnelley & Sons Company

Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Three Months Ended December 31, 2015 and 2014

(UNAUDITED)

(in millions)

	Publishing and Retail Services	Variable Print	Strategic Services	International	Corporate	Consolidated
For the Three Months Ended December 31, 2015
Net sales	$681.3	$966.4	$677.4	$609.5	$—	$2,934.6
Income (loss) from operations	29.5	67.1	68.2	45.5	(19.5)	190.8
Operating margin %	4.3%	6.9%	10.1%	7.5%	nm	6.5%

Non-GAAP Adjustments
Restructuring charges - net	3.3	0.9	1.5	2.9	0.5	9.1
Impairment charges - net	(0.5)	8.1	—	(0.5)	—	7.1
Other charges	0.9	0.5	0.1	—	—	1.5
Spinoff-related transaction expenses	—	—	—	—	6.9	6.9
Acquisition-related expenses	—	—	—	—	0.2	0.2
Purchase accounting adjustments	—	—	0.9	—	—	0.9

Total Non-GAAP adjustments	3.7	9.5	2.5	2.4	7.6	25.7

Non-GAAP income (loss) from operations	$33.2	$76.6	$70.7	$47.9	$(11.9)	$216.5
Non-GAAP operating margin %	4.9%	7.9%	10.4%	7.9%	nm	7.4%

Depreciation and amortization	39.2	37.1	15.7	19.8	0.7	112.5

Non-GAAP Adjusted EBITDA	$72.4	$113.7	$86.4	$67.7	$(11.2)	$329.0
Non-GAAP Adjusted EBITDA margin %	10.6%	11.8%	12.8%	11.1%	nm	11.2%

Capital expenditures	$7.1	$13.8	$16.0	$11.1	$6.8	$54.8

For the Three Months Ended December 31, 2014
Net sales	$682.7	$1,030.3	$669.6	$686.7	$—	$3,069.3
Income (loss) from operations	14.3	82.6	64.4	27.1	(120.4)	68.0
Operating margin %	2.1%	8.0%	9.6%	3.9%	nm	2.2%

Non-GAAP Adjustments
Restructuring charges - net	0.4	4.5	0.6	1.9	(0.1)	7.3
Impairment charges - net	18.4	3.9	1.8	12.9	—	37.0
Other charges	—	1.3	0.2	—	—	1.5
Acquisition-related expenses	—	—	—	—	0.4	0.4
Pension settlement charges	—	—	—	—	95.7	95.7

Total Non-GAAP adjustments	18.8	9.7	2.6	14.8	96.0	141.9

Non-GAAP income (loss) from operations	$33.1	$92.3	$67.0	$41.9	$(24.4)	$209.9
Non-GAAP operating margin %	4.8%	9.0%	10.0%	6.1%	nm	6.8%

Depreciation and amortization	34.4	39.8	17.0	23.8	2.0	117.0

Non-GAAP Adjusted EBITDA	$67.5	$132.1	$84.0	$65.7	$(22.4)	$326.9
Non-GAAP Adjusted EBITDA margin %	9.9%	12.8%	12.5%	9.6%	nm	10.7%

Capital expenditures	$11.5	$8.7	$12.6	$18.0	$8.3	$59.1

RR DONNELLEY REPORTS FOURTH-QUARTER AND FULL-YEAR 2015 RESULTS AND ISSUES FULL-YEAR 2016 GUIDANCE

R. R. Donnelley & Sons Company

Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Twelve Months Ended December 31, 2015 and 2014

(UNAUDITED)

(in millions)

	Publishing and Retail Services	Variable Print	Strategic Services	International	Corporate	Consolidated
For the Twelve Months Ended December 31, 2015
Net sales	$2,521.7	$3,762.4	$2,677.9	$2,294.8	$—	$11,256.8
Income (loss) from operations	77.3	250.7	257.5	71.4	(69.5)	587.4
Operating margin %	3.1%	6.7%	9.6%	3.1%	nm	5.2%

Non-GAAP Adjustments
Restructuring charges - net	11.1	9.9	8.8	27.7	4.4	61.9
Impairment charges - net	1.0	9.7	0.9	24.5	—	36.1
Other charges	19.4	1.8	3.4	—	—	24.6
Spinoff-related transaction expenses	—	—	—	—	13.6	13.6
Acquisition-related expenses	—	—	—	—	14.3	14.3
Purchase accounting adjustments	8.5	—	2.3	—	—	10.8

Total Non-GAAP adjustments	40.0	21.4	15.4	52.2	32.3	161.3

Non-GAAP income (loss) from operations	$117.3	$272.1	$272.9	$123.6	$(37.2)	$748.7
Non-GAAP operating margin %	4.7%	7.2%	10.2%	5.4%	nm	6.7%

Depreciation and amortization	148.3	152.6	66.1	83.5	3.5	454.0

Non-GAAP Adjusted EBITDA	$265.6	$424.7	$339.0	$207.1	$(33.7)	$1,202.7
Non-GAAP Adjusted EBITDA margin %	10.5%	11.3%	12.7%	9.0%	nm	10.7%

Capital expenditures	$35.0	$56.9	$49.0	$47.8	$18.9	$207.6

For the Twelve Months Ended December 31, 2014
Net sales	$2,632.3	$3,767.9	$2,607.5	$2,595.7	$—	$11,603.4
Income (loss) from operations	86.1	240.8	257.4	106.7	(175.1)	515.9
Operating margin %	3.3%	6.4%	9.9%	4.1%	nm	4.4%

Non-GAAP Adjustments
Restructuring charges - net	6.2	26.4	5.6	8.6	4.3	51.1
Impairment charges - net	20.8	10.8	1.8	13.7	—	47.1
Other charges	23.7	7.6	4.2	—	—	35.5
Acquisition-related expenses	—	0.1	—	0.4	8.1	8.6
Pension settlement charges	—	—	—	—	95.7	95.7
Purchase accounting adjustments	—	14.3	—	—	—	14.3

Total Non-GAAP adjustments	50.7	59.2	11.6	22.7	108.1	252.3

Non-GAAP income (loss) from operations	$136.8	$300.0	$269.0	$129.4	$(67.0)	$768.2
Non-GAAP operating margin %	5.2%	8.0%	10.3%	5.0%	nm	6.6%

Depreciation and amortization	145.1	157.2	65.5	98.8	7.4	474.0

Non-GAAP Adjusted EBITDA	$281.9	$457.2	$334.5	$228.2	$(59.6)	$1,242.2
Non-GAAP Adjusted EBITDA margin %	10.7%	12.1%	12.8%	8.8%	nm	10.7%

Capital expenditures	$43.5	$53.0	$41.0	$68.3	$17.8	$223.6

RR DONNELLEY REPORTS FOURTH-QUARTER AND FULL-YEAR 2015 RESULTS AND ISSUES FULL-YEAR 2016 GUIDANCE

R. R. Donnelley & Sons Company

Condensed Consolidated Statements of Cash Flows

For the Twelve Months Ended December 31, 2015 and 2014

(UNAUDITED)

(in millions)

	2015	2014
Net earnings	$138.4	$120.8
Adjustment to reconcile net earnings to net cash provided by operating activities	510.6	639.0
Changes in operating assets and liabilities	28.6	4.8
Pension and other postretirement benefits plan contributions	(25.6)	(41.9)

Net cash provided by operating activities	$652.0	$722.7

Capital expenditures	(207.6)	(223.6)
All other cash used in investing activities	(109.5)	(353.6)

Net cash used in investing activities	$(317.1)	$(577.2)

Net cash used in financing activities	$(436.5)	$(605.1)

Effect of exchange rate on cash and cash equivalents	(36.7)	(40.9)

Net decrease in cash and cash equivalents	$(138.3)	$(500.5)

Cash and cash equivalents at beginning of period	527.9	1,028.4

Cash and cash equivalents at end of period	$389.6	$527.9

Additional Information:

	2015	2014
For the Twelve Months Ended December 31:
Net cash provided by operating activities	$652.0	$722.7
Less: capital expenditures	207.6	223.6

Free cash flow	$444.4	$499.1

For the Nine Months Ended September 30:
Net cash provided by operating activities	$204.2	$253.9
Less: capital expenditures	152.8	164.5

Free cash flow	$51.4	$89.4

For the Three Months Ended December 31:
Net cash provided by operating activities	$447.8	$468.8
Less: capital expenditures	54.8	59.1

Free cash flow	$393.0	$409.7

RR DONNELLEY REPORTS FOURTH-QUARTER AND FULL-YEAR 2015 RESULTS AND ISSUES FULL-YEAR 2016 GUIDANCE

R.R. Donnelley & Sons Company

Reconciliation of Reported to Pro Forma Net Sales

For the Three Months Ended December 31, 2015 and 2014

(UNAUDITED)

(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Three Months Ended December 31, 2015
Publishing and Retail Services	$681.3	$—	$681.3
Variable Print	966.4	—	966.4
Strategic Services	677.4	—	677.4
International	609.5	—	609.5

Consolidated	$2,934.6	$—	$2,934.6

For the Three Months Ended December 31, 2014
Publishing and Retail Services	$682.7	$57.5	$740.2
Variable Print	1,030.3	—	1,030.3
Strategic Services	669.6	9.0	678.6
International	686.7	—	686.7

Consolidated	$3,069.3	$66.5	$3,135.8

Net sales change
Publishing and Retail Services	(0.2%)		(8.0%)
Variable Print	(6.2%)		(6.2%)
Strategic Services	1.2%		(0.2%)
International	(11.2%)		(11.2%)
Consolidated	(4.4%)		(6.4%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Publishing and Retail Services			—%
Variable Print			(0.3%)
Strategic Services			(0.5%)
International			(9.0%)
Consolidated			(2.2%)

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			(3.1%)
Variable Print			(0.1%)
Strategic Services			—%
International			(0.1%)
Consolidated			(0.8%)

Year-over-year impact of dispositions (2)
Publishing and Retail Services			—%
Variable Print			—%
Strategic Services			—%
International			(2.9%)
Consolidated			(0.6%)

Net organic sales change (3)
Publishing and Retail Services			(4.9%)
Variable Print			(5.8%)
Strategic Services			0.3%
International			0.8%
Consolidated			(2.8%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the three months ended December 31, 2015 to pro forma net sales as if the 2015 acquisitions took place on January 1, 2014 for the purposes of this schedule.

For the three months ended December 31, 2014, the adjustment for net sales of acquired businesses reflects the net sales of Courier (acquired June 8, 2015).

(1)	Adjusted for net sales of acquired businesses: Courier
(2)	Adjusted for net sales of disposed businesses: Venezuelan operating entity
(3)	Adjusted for net sales of acquired and disposed businesses, the impact of changes in FX rates and pass-through paper sales

RR DONNELLEY REPORTS FOURTH-QUARTER AND FULL-YEAR 2015 RESULTS AND ISSUES FULL-YEAR 2016 GUIDANCE

R.R. Donnelley & Sons Company

Reconciliation of Reported to Pro Forma Net Sales

For the Twelve Months Ended December 31, 2015 and 2014

(UNAUDITED)

(in millions)

	Reported net sales	Adjustments (1)	Pro forma net sales
For the Twelve Months Ended December 31, 2015
Publishing and Retail Services	$2,521.7	$103.1	$2,624.8
Variable Print	3,762.4	—	3,762.4
Strategic Services	2,677.9	14.7	2,692.6
International	2,294.8	5.5	2,300.3

Consolidated	$11,256.8	$123.3	$11,380.1

For the Twelve Months Ended December 31, 2014
Publishing and Retail Services	$2,632.3	$243.7	$2,876.0
Variable Print	3,767.9	149.4	3,917.3
Strategic Services	2,607.5	34.9	2,642.4
International	2,595.7	2.3	2,598.0

Consolidated	$11,603.4	$430.3	$12,033.7

Net sales change
Publishing and Retail Services	(4.2%)		(8.7%)
Variable Print	(0.1%)		(4.0%)
Strategic Services	2.7%		1.9%
International	(11.6%)		(11.5%)
Consolidated	(3.0%)		(5.4%)

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
Publishing and Retail Services			—%
Variable Print			(0.4%)
Strategic Services			(0.6%)
International			(8.6%)
Consolidated			(2.1%)

Approximate year-over-year impact of changes in pass-through paper sales
Publishing and Retail Services			(2.9%)
Variable Print			0.1%
Strategic Services			—%
International			—%
Consolidated			(0.6%)

Year-over-year impact of dispositions (2)
Publishing and Retail Services			—%
Variable Print			—%
Strategic Services			(0.1%)
International			(3.4%)
Consolidated			(0.8%)

Net organic sales change (3)
Publishing and Retail Services			(5.8%)
Variable Print			(3.7%)
Strategic Services			2.6%
International			0.5%
Consolidated			(1.9%)

The reported results of the Company include the results of acquired businesses from the acquisition date forward. The Company has provided this schedule to reconcile reported net sales for the twelve months ended December 31, 2015 to pro forma net sales as if the 2015 and 2014 acquisitions took place on January 1, 2014 for the purposes of this schedule.

For the twelve months ended December 31, 2015, the adjustment for net sales of acquired businesses reflects the net sales of Courier (acquired June 8, 2015).

For the twelve months ended December 31, 2014, the adjustment for net sales of acquired businesses reflects the net sales of Consolidated Graphics (acquired January 31, 2014), MultiCorpora (acquired March 10, 2014), Esselte (acquired March 25, 2014) and Courier (acquired June 8, 2015).

(1)	Adjusted for net sales of acquired businesses: Consolidated Graphics, MultiCorpora, Esselte and Courier
(2)	Adjusted for net sales of disposed businesses: JOL, RRDA, GRES and the Venezuelan operating entity
(3)	Adjusted for net sales of acquired and disposed businesses, the impact of changes in FX rates and pass-through paper sales

RR DONNELLEY REPORTS FOURTH-QUARTER AND FULL-YEAR 2015 RESULTS AND ISSUES FULL-YEAR 2016 GUIDANCE

R.R. Donnelley & Sons Company

Reconciliation of GAAP Net Earnings (Loss) to Non-GAAP Adjusted EBITDA

For the Three and Twelve Months Ended December 31, 2015 and 2014

(UNAUDITED)

(in millions)

	For the Twelve Months Ended	For the Three Months Ended
	December 31, 2015	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
GAAP net earnings attributable to RR Donnelley common shareholders	$151.1	$71.0	$14.3	$43.5	$22.3

Adjustments
Income (loss) attributable to noncontrolling interests	(12.7)	0.3	(2.7)	0.1	(10.4)
Income tax expense	129.4	50.3	39.7	33.0	6.4
Interest expense - net	276.0	68.8	69.0	69.2	69.0
Investment and other expense - net	43.6	0.4	3.0	11.9	28.3
Depreciation and amortization	454.0	112.5	115.3	112.8	113.4
Restructuring, impairment and other charges - net (1)	122.6	17.7	52.9	32.2	19.8
Acquisition-related expenses (2)	14.3	0.2	0.3	3.3	10.5
Spinoff-related transaction expenses (3)	13.6	6.9	6.7	—	—
Purchase accounting inventory adjustments (4)	10.8	0.9	6.7	3.2	—

Total Non-GAAP adjustments	1,051.6	258.0	290.9	265.7	237.0

Non-GAAP adjusted EBITDA	$1,202.7	$329.0	$305.2	$309.2	$259.3

Net sales	$11,256.8	$2,934.6	$2,828.0	$2,748.1	$2,746.1
Non-GAAP adjusted EBITDA margin %	10.7%	11.2%	10.8%	11.3%	9.4%

	For the Twelve Months Ended	For the Three Months Ended
	December 31, 2014	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014
GAAP net earnings (loss) attributable to RR Donnelley common shareholders	$117.4	$19.5	$62.2	$64.7	$(29.0)

Adjustments
Income (loss) attributable to noncontrolling interests	3.4	4.1	2.6	0.9	(4.2)
Income tax expense (benefit)	26.3	(25.4)	35.7	39.5	(23.5)
Interest expense - net	282.1	69.1	71.2	70.8	71.0
Investment and other expense - net	9.6	0.7	2.0	2.3	4.6
Loss on debt extinguishment (5)	77.1	—	—	—	77.1
Depreciation and amortization	474.0	117.0	119.6	121.9	115.5
Restructuring, impairment and other charges - net (1)	133.7	45.8	19.9	22.8	45.2
Acquisition-related expenses (2)	8.6	0.4	—	0.5	7.7
Pension settlement charges (6)	95.7	95.7	—	—	—
Purchase accounting inventory adjustments (4)	14.3	—	—	2.2	12.1

Total Non-GAAP adjustments	1,124.8	307.4	251.0	260.9	305.5

Non-GAAP adjusted EBITDA	$1,242.2	$326.9	$313.2	$325.6	$276.5

Net sales	$11,603.4	$3,069.3	$2,957.8	$2,902.5	$2,673.8
Non-GAAP adjusted EBITDA margin %	10.7%	10.7%	10.6%	11.2%	10.3%

(1)	Restructuring, impairment and other charges - net: Pre-tax charges for employee termination costs, lease termination and other costs, including integration charges for payments to certain Courier employees upon the termination of Courier’s executive severance plan, immediately prior to the acquisition, multi-employer pension plan withdrawal obligations as a result of facility closures, and impairment of goodwill, intangible assets and other long-lived assets.
(2)	Acquisition-related expenses: Legal, accounting and other expenses associated with completed or contemplated acquisitions.
(3)	Spinoff-related transaction expenses: Consulting, tax advice, legal and other expenses associated with the proposed spinoff transactions.
(4)	Purchase accounting inventory adjustments: Recognition of charges as a result of inventory purchase accounting adjustments.
(5)	Loss on debt extinguishment: Pre-tax losses were recognized related to the repurchases of senior notes prior to maturity, as well as the termination of the previous Credit Agreement.
(6)	Pension settlement charges: Pre-tax charges recognized for pension lump-sum settlement payments.

RR DONNELLEY REPORTS FOURTH-QUARTER AND FULL-YEAR 2015 RESULTS AND ISSUES FULL-YEAR 2016 GUIDANCE

R.R. Donnelley & Sons Company

Debt and Liquidity Summary

As of December 31, 2015 and 2014

(UNAUDITED)

(in millions)

Total Liquidity (1)	December 31, 2015	December 31, 2014
Cash (2)	$389.6	$527.9
Amount available under the Credit Agreement (3)	1,155.8	1,262.7

	1,545.4	1,790.6

Usage
Borrowings under Credit Agreement (3)	—	—
Impact on availability related to outstanding letters of credit	—	—

Net Available Liquidity	$1,545.4	$1,790.6

Short-term and current portion of long-term debt	$234.6	$203.4
Long-term debt	3,188.3	3,398.6

Total debt	$3,422.9	$3,602.0

Non-GAAP adjusted EBITDA for the twelve months ended December 31, 2015 and 2014	$1,202.7	$1,242.2
Non-GAAP Gross Leverage (defined as total debt divided by non-GAAP adjusted EBITDA)	2.8x	2.9x

(1)	Liquidity does not include uncommitted credit facilities, located primarily outside of the U.S.
(2)	Approximately 77% and 88% of cash as of December 31, 2015 and 2014, respectively, was located outside of the U.S. During 2016 and future years, the Company’s foreign subsidiaries are expected to make intercompany payments to the U.S. of approximately $175.0 million from foreign cash balances in satisfaction of intercompany obligations. Certain other cash balances of foreign subsidiaries may be subject to U.S. or local country taxes if repatriated to the U.S. In addition, repatriation of some foreign cash balances is further restricted by local laws.
(3)	The Company has a $1.5 billion senior secured revolving credit agreement (the “Credit Agreement”) which expires September 9, 2019. The Credit Agreement is subject to a number of covenants, including a minimum Interest Coverage Ratio and a maximum Leverage Ratio, both as defined and calculated in the Credit Agreement. There were no borrowings under the Credit Agreement as of December 31, 2015 or December 31, 2014. Based on the Company’s results of operations for the twelve months ended December 31, 2015 and existing debt, the Company would have had the ability to utilize $1.2 billion of the $1.5 billion Credit Agreement and not have been in violation of the terms of the agreement.

	December 31, 2015	December 31, 2014
Stated amount of the Credit Agreement	$1,500.0	$1,500.0
Less: availability reduction from covenants	344.2	237.3

Total amount available	1,155.8	1,262.7

Less: borrowings under the Credit Agreement	—	—
Impact on availability related to outstanding letters of credit	—	—

Availability under the Credit Agreement	$1,155.8	$1,262.7